Share-buy back	6 Months Ended
Jun. 30, 2023
Share Buyback [Abstract]
Share-buy back

8.Share-buy back
On 10 February 2022, we announced a share buyback programme of up to €3 billion to be completed over 2022 and 2023. During the first half of 2023, the Group repurchased 15,552,684 ordinary shares which are held by Unilever as treasury shares. Consideration paid for the repurchase of shares including transaction costs was €753 million which is recorded within other reserves.